UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2024
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Cyxtera Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39496	84-3743013 (IRS Employer Identification No.)
2333 Ponce de Leon Boulevard Suite 900 Coral Gables, FL 33134 (Address of principal executive office)	(Commission File Number)	33134 (Zip Code)
(305) 537-9500
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXTQ	*

*Cyxtera Technologies, Inc. Class A common stock began trading exclusively on the over-the-counter market on June 15, 2023 under the symbol CYXTQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on June 4, 2023 (the “Petition Date”), Cyxtera Technologies, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed a voluntary petition for relief (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Cyxtera Technologies, Inc., et al., Cases No. 23-14852 through 23-14853.

Item 7.01. Regulation FD Disclosure

On January 19, 2024, the Company filed with the Bankruptcy Court its monthly operating report for the period ended November 30, 2023 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report, monthly operating reports filed on behalf of each of the other Company Parties, and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at http://www.kccllc.net/cyxtera.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Monthly Operating Report of Cyxtera Technologies, Inc. for the period ended December 31, 2023 filed with the U.S. Bankruptcy Court for the District of New Jersey.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: January 24, 2024	By:	/s/ Eugene I. Davis
	Name:	Eugene I. Davis
	Title:	Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, Plan Administrator pursuant to the Fourth Amended Joint Chapter 11 Plan of Cyxtera Technologies, Inc. and Its Debtor Affiliates